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 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 13, 2004

 COMMISSION FILE NUMBER: 1-11106

PRIMEDIA Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	13-3647573 (I.R.S. Employer Identification No.)

745 Fifth Avenue, New York, New York (Address of principal executive offices)

10151 (Zip Code)

Registrant's telephone number, including area code: (212) 745-0100

ITEM 8.01    OTHER EVENTS

        EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "PRIMEDIA", "THE COMPANY", "WE", "OUR", OR "US" MEANS PRIMEDIA INC. AND ITS SUBSIDIARIES.

        During the second quarter of 2004, we sold About Web Services, the Web hosting business of About Inc., part of the Enthusiast Media segment. Additionally, during the second quarter of 2004, we began evaluating strategic partnerships regarding the Folio, Circulation Management and American Demographics properties (the "Properties") in the Business Information segment. On August 12, 2004, Folio and Circulation Management were contributed to a joint venture with a third party, under which the Company will not have a significant continuing involvement in the operations and the Company's share of associated cash flows is not expected to be significant. Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" required us to present the account balances and activities of About Web Services and the Properties as discontinued operations within our Form 10-Q for the quarterly period ended June 30, 2004 (including the comparable period for the prior year), which was filed with the Securities and Exchange Commission ("SEC") on August 9, 2004. As a result of this revised presentation of About Web Services' and the Properties' account balances and activities, the rules and regulations of the SEC require us to update our previously issued annual financial statements and certain other financial information originally reported within our Annual Report on Form 10-K for the year ended December 31, 2003 ("Annual Report"). Therefore, this Current Report on Form 8-K updates Items 6, 7, 8 and 15 of our Annual Report to classify the account balances and activities of About Web Services and the Properties as discontinued operations and should be read in conjunction with our Form l0-Q for the quarterly period ended March 31, 2004 which was filed with the SEC on May 10, 2004 and our Form 10-Q for the quarterly period ended June 30, 2004 which was filed with the SEC on August 9, 2004. Additionally, while certain other information has been revised to provide additional transparency, there has been no attempt, nor is there a requirement, to update disclosures through the most current date.

        The updated Items 6, 7, 8 and 15 of our Annual Report are set forth on Exhibits 99.2, 99.3, 99.4 and 99.5 hereto, respectively, and are incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        See Exhibit Index.

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PRIMEDIA Inc.
CURRENT REPORT ON FORM 8-K
Report Dated September 13, 2004

EXHIBIT INDEX

Exhibits No.	Description
99.1	Consent of Deloitte & Touche LLP
99.2	Selected Financial Data
99.3	Management's Discussion and Analysis of Financial Condition and Results of Operations
99.4	Financial Statements and Supplementary Data
99.5	Exhibits and Financial Statement Schedules
99.6	Certification of Kelly P. Conlin Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
99.7	Certification by Matthew A. Flynn Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
99.8	Certification by Robert J. Sforzo Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
99.9	Certification by Kelly P. Conlin Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.10	Certification by Matthew A. Flynn Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.11	Certification by Robert J. Sforzo Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMEDIA Inc.
By:	/s/ BEVERLY C. CHELL Beverly C. Chell Vice Chairman and Secretary

Date: September 13, 2004

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  ITEM 8.01 OTHER EVENTS
SIGNATURE